Forza Innovations Inc. Announces $480,000 Financing Agreement

San Diego, California – (June 15, 2022) – Forza Innovations Inc. (OTC Pink: FORZ) (the “Company”) a health-tech wearable innovation company behind WarmUp products, is pleased to announce that the Company has entered into a promissory note in the principal amount of $480,000. The Note will bear interest at an interest rate of 10% per annum for the twelve-month term and is only convertible upon default. From the proceeds of the Note, the Company has paid off in full a previous promissory note in the principal amount of $180,000.

Johnny Forzani, President and CEO of the Company, stated, “The procurement of funding is the most important strategy in product development and innovation. Great inventors have failed due to not securing financing to keep the wheels turning. This financing will support our ongoing WarmUp business operations as well as new and exciting projects. Funding invested in the Company’s R&D is money well spent. We have the resources to follow thru with our project’s growth potential and put out winners”.

The Company is also pleased to announce that it has successfully issued and completed the first put pursuant to the $5,000,000 equity financing previously announced in a press release dated January 21, 2021. Johnny Forzani commented, “Utilizing this financial mechanism has been incredibly beneficial for the growth and success of Forza Innovations. We have expanded our team as well as invested in equipment and machinery needed to drive productivity and have laid the foundation for success”.

Further information about the financing can be found in the Form 8-K that the Company has filed with the SEC on June 15, 2022.

About Forza Innovations Inc.

The Company is in the health-tech wearable performance business. The Company has acquired all of the ownership and the rights to certain late, developmental stage, WarmUp products. WarmUp are cutting edge, innovative, wearable, back compression devices. The therapeutic application of heat causes a change in temperature of the soft tissues which decreases joint stiffness and relieves inflammation.

Please refer to the Company's website www.forzinnovations.com

For further information please contact the Company at: info@forzinnovations.com

On behalf of the Board,

Forza Innovations Inc.

Johnny Forzani,

President & Chief Executive Officer

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Forward-Looking Statements

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, such as statements regarding the closing of the exchange agreements and expected reduction in our total outstanding debt and annual interest payments. In many cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "outlook," "potential" or the negative of these terms or other comparable terminology. The forward-looking statements contained in this press release reflect our current views about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, activity levels, performance, or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. We discuss many of these risks in greater detail under the heading "Risk Factors" in the quarterly and annual reports filed with the Securities and Exchange Commission (SEC). The forward-looking statements contained in this press release reflect our views and assumptions only as of the date of this press release. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

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